EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Creative Learning Corporation (the "Company") on Form 10-K for the period ending September 30, 2016 as filed with the Securities and Exchange Commission (the "Report"), Rod Whiton, the Company’s Principal Executive Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

March 1, 2017	/s/ Rod Whiton
Rod Whiton
Interim Chief Executive Officer
(Principal Executive Officer)